SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 2, 2006
Date of Report (Date of earliest event reported)

PAYLESS SHOESOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)

(785) 233-5171
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

          On February 2, 2006, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its sales for the fiscal month of January, which ended January 28, 2006.  The full text of the press release and the transcript of the monthly sales message are attached hereto as Exhibits 99.1 and 99.2 respectively, and incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT #	DESCRIPTION

99.1	Press Release dated February 2, 2006

99.2	Transcript of January monthly sales message

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLESS SHOESOURCE, INC.

Date: February 2, 2006	By:	/s/ Ullrich E. Porzig

Ullrich E. Porzig
Senior Vice President
Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Press Release dated February 2, 2006

99.2	Transcript of January monthly sales message